UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-05037)
Professionally Managed Portfolios
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
Address of principal executive offices) (Zip code)
Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)
(626) 914-7383
Registrant’s telephone number, including area code
Date of fiscal year end: December 31

Item 1.	Report to Stockholders.

 Semi-Annual Report
 June 30, 2009

WINSLOW
Green Mutual Funds

Winslow Green Growth Fund
Winslow Green Solutions Fund

Winslow Green Mutual Funds

A Message to Our Shareholders

A Message from Winslow Management Company and Brown Advisory

We are pleased to submit the Winslow Green Mutual Funds Semi-Annual Report, for the period ended June 30, 2009.

As the first half of 2009 drew to a close, there were a number of encouraging signs that the economy and the stock market had begun to recover from more than a year of collapsing debt and equity markets and economic recession. Stock prices in general recovered significantly during the six months ended June 30. Specifically, both of the Funds generated strong returns during the 2nd quarter – a welcome confirmation of our investment thesis after disappointing performance in the 1st quarter.

A slowly strengthening housing market, the expected impact of the federal stimulus program and near-zero interest rates, and improvements in corporate earnings were all reasons behind projections of renewed economic growth. The market also benefited from a return of some amount of investor confidence – investors took most of their comfort in what was not in the news every day: massive and rampant bank failures, bone-dry credit markets for even short-term working capital, and general fears of a complete financial meltdown. As a result, investors are once again applying a “risk /reward” philosophy to equity investing, rather than a “no risk at all” strategy.

This renewed tolerance for risk has been particularly beneficial to the small, innovative companies in the Funds’ portfolios. The Funds invest in companies with strong fundamentals and powerful growth strategies, but often many of these companies are at early stages of development – such companies naturally carry with them a level of uncertainty regarding future earnings. When markets became intolerant of this sort of uncertainty in Q4 2008 and Q1 2009, valuations for these companies fell to unreasonably low levels. As we write this message, markets appear once again to be operating according to reasonable risk/reward equations, and valuations are normalizing. Of course, the nation’s devastating job losses continued to mount over the past six months. With 70% of overall economic activity driven by consumer spending, economic recovery is not likely to happen quickly, and will require significant improvement in employment figures.

However, we believe that the green economy may recover more quickly than the economy as a whole. While the U.S. may lag its neighbors in green economic development, clean energy capacity continued to expand rapidly in the United States, even during the worst of the recession – for example, U.S. wind generation capacity grew over 50% in 2008 to more than 25 gigawatts, #1 in the world and enough to power seven million households. Additionally, the Obama administration’s arrival in Washington has sent green reverberations throughout our economy. A multitude of new green industrial opportunities are now in play, with major projects ranging from clean energy to modernized electricity infrastructure, energy efficiency, and green transportation. And there appears to be the growing possibility that the U.S. will enact its first nationwide carbon reduction policy, in the form of a greenhouse gas cap and trade system.

European governments have been putting their collective shoulder behind carbon reduction policies and renewable energy incentive policies for years; China has also put tremendous emphasis on developing renewable energy resources (even as it deploys “dirty” energy at a similar pace); now, the U.S. is positioning itself to join the global race for green leadership. We believe that the companies in the Funds’ portfolios may benefit significantly in coming years from this vigorous American effort.

On a different note, most of our shareholders already should be aware that Winslow Management Company merged with Brown Advisory in March 2009, and that Winslow now operates as a separate investment division within Brown Advisory. You recently participated in a shareholder voting process and approved Brown Advisory as the legal Adviser to the Funds, and we thank you for your participation in that vote. We also would like to reiterate that the investment team and portfolio managers of Winslow continue to execute against the Funds’ well-established green investment strategies – nothing has changed about the management of your investment with the Funds. As a company, we couldn’t be more pleased with our new partners at Brown Advisory, and we look forward to serving you with the combined strengths and skills of the Winslow and Brown Advisory organizations.

Winslow Green Mutual Funds

A Message to Our Shareholders

As always, we welcome your questions and comments. On behalf of everyone at Winslow, we thank you for your continued investment and your commitment to green investing.

Sincerely,

Jackson W. Robinson	Matthew W. Patsky
Portfolio Manager, Winslow Green Growth Fund	Portfolio Manager, Winslow Green Solutions Fund

Winslow Green Growth Fund
Management Discussion of Financial Performance

The Winslow Green Growth Fund outperformed its benchmark, the Russell 2000 Growth Index, during the first half of 2009. The Fund underperformed its benchmark during the first quarter of 2009, and then significantly outperformed during the second quarter of the year.

During the first half of the year, our top contributor to positive performance was LSB Industries, a leader in the geothermal HVAC market under the Climate Master brand. Its geothermal business has performed very well during the economic downturn – also true of its competitor Waterfurnace Renewable Energy, also a holding in the portfolio – and LSB also benefited from renewed strength in its fertilizer business. Other strong performers included Sims Metal Management, the world leader in metals recycling; American Superconductor, an innovator in advanced electric transmission technology and a growing player in wind power technology; Telvent, a small but diversified and rapidly growing provider of innovative environmental service technologies; and, Green Mountain Coffee Roasters, a long-time portfolio holding which has successfully grown its Keurig single-serving coffee system business into a mass market phenomenon. The Fund’s worst performer during the first half was Energy Conversion Devices, which still has a defensible niche within the solar market but suffered due to its exposure to the residential real estate market and to the tight credit market. Other holdings that performed poorly during the first half included Casella Waste Systems, Bankrate, Biomarin Pharmaceuticals, and Surmodics.

We foresee continued volatility for the overall stock market in the second half of 2009. We agree with the widely-held view that broad economic recovery will be relatively slow, and we anticipate that many investors will drive market volatility with their reactions to short-term changes in economic indicators. But we believe that long-term growth prospects are very strong for the green businesses and industries on which we focus, and we plan to maintain our long-term green investing strategy with the goal of generating significant capital appreciation over the long-term.

Winslow Green Solutions Fund
Management Discussion of Financial Performance

The Winslow Green Solutions Fund slightly underperformed its benchmark, the Russell Midcap Growth Index, during the first half of 2009. The Fund underperformed its benchmark during the first quarter of 2009, and then significantly outperformed during the second quarter of the year.

During the first half of the year, our top contributor to positive performance was Sims Metal Management, the world leader in metals recycling. Strong performance in Sims’ stock was driven primarily by rising steel prices during the period, but we have been more focused on – and impressed by – management’s ability to weather the temporary but almost complete collapse in recycled scrap demand during the latter half of 2008. Management demonstrated a steady hand as it reduced costs while maintaining a strong balance sheet with minimal debt.

Winslow Green Mutual Funds

A Message to Our Shareholders

Other strong performers included Telvent, a small but diversified and rapidly growing provider of innovative environmental service technologies; LSB Industries, a leader in the geothermal HVAC market; United Natural Foods, the leading organic and natural food wholesaler distributor in the United States, and Nalco Holding Company, a provider of a wide range of water purification technologies. The Fund’s worst performer during the first half was Energy Conversion Devices, which still has a defensible niche within the solar market but suffered due to its exposure to the residential real estate market and to the tight credit market. Other holdings that performed poorly during the first half included Casella Waste Systems, Valmont Industries, Bombardier, and Sunpower.

We foresee continued volatility for the overall stock market in the second half of 2009. We agree with the widely-held view that broad economic recovery will be relatively slow, and we anticipate that many investors will drive market volatility with their reactions to short-term changes in economic indicators. But we believe that long-term growth prospects are very strong for the green businesses and industries on which we focus, and we plan to maintain our long-term green investing strategy with the goal of generating significant capital appreciation over the long-term.

Past performance does not guarantee future results.

Investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. The Funds invest in small and medium capitalization companies, which present greater risk than larger companies due to limited product lines, markets and financial or managerial resources. The Funds invest in foreign securities, which present increased risk over U.S. investments in the form of currency fluctuation, different regulation, accounting standards, trading practices and levels of available information, generally higher transaction costs, and political risk. The Funds’ investment focus on environmental factors could cause them to make or avoid investments that could result in the Funds underperforming similar funds that do not have an environmental focus. The Winslow Green Solutions Fund also focuses on green solutions companies, which presents increased risk over a more diversified portfolio by limiting investment choices to a specific sector that may or may not perform as well as other industry sectors.

The views in this report were those of the Fund managers as of June 30, 2009 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The Russell 2000® Growth Index measures the performance of Russell 2000® companies with high price-to-book ratios and high forecasted growth values. The Russell Midcap® Growth Index measures the performance of Russell Midcap® companies with high price-to-book ratios and high forecasted growth values. No one can invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the schedule of investments for complete fund holdings.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (888) 314-9049 or visiting the Fund’s website. Read and consider it carefully before you invest.

The Winslow Green Mutual Funds are distributed by Quasar Distributors, LLC (8/09).

Winslow Green Mutual Funds

Performance Chart and Analysis
June 30, 2009 (Unaudited)

Average Annual Total Return as of 6/30/09	One Year		Five Year		Ten Year

Winslow Green Growth Fund – Investor Shares	(39.00%	)	(3.79%	)	7.19%
Winslow Green Growth Fund – Institutional Shares*	(38.86%	)	(7.28%	)	6.81%
Russell 2000® Growth Index	(24.85%	)	(1.32%	)	(0.89%	)

Investment Value on 6/30/09
Winslow Green Growth Fund – Investor Shares					$20,033
Winslow Green Growth Fund – Institutional Shares*					$20,176
Russell 2000® Growth Index					$9,146

Past performance is not predictive of, nor a guarantee of, future results. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Call (888) 314-9049 to obtain most recent month end performance. The Winslow Green Growth Fund’s annual operating expense ratio (gross) for the previous fiscal year was 1.43% for Investor Shares and 1.18% for Institutional Shares. However, the Funds’ adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses through April 30, 2010, to limit total annual fund operating expenses to 1.45% for Investor Shares and 1.20% for Institutional Shares. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

*	Institutional class inception was June 6, 2006. Performance for the Institutional class between conversion of the common trust fund (April 1, 2001) and the class’ inception date of June 6, 2006, are based on the Fund’s Investor class, which has a higher expense ratio. Had Institutional Shares been readjusted to reflect the lower expenses, performance shown for this share class would have been higher.

Winslow Green Mutual Funds

Performance Chart and Analysis
June 30, 2009 (Unaudited)

Average Annual Total Return as of 6/30/09	One Year		Since Inception (11/1/07)

Winslow Green Solutions Fund-Investor Class	(39.53%	)	(30.67%	)
Winslow Green Solutions Fund-Institutional Class*	(53.90%	)	(30.52%	)
Russell Midcap Growth Index	(30.33%	)	(23.80%	)

Investment Value on 6/30/09
Winslow Green Solutions Fund-Investor Class			$5,438
Winslow Green Solutions Fund-Institutional Class*			$5,458
Russell Midcap Growth Index			$6,364

Past performance is not predictive of, nor a guarantee of, future results. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Call (888) 314-9049 to obtain most recent month end performance. The Winslow Green Solutions Fund’s annual operating expense ratio (gross) for the previous fiscal year was 2.93% for Investor Shares and 2.68% for Institutional Shares. However, the Adviser has contractually agreed to waive a portion of its fee and/or reimburse certain expenses through April 30, 2010, to limit total annual fund operating expenses to 1.25% for Investor Shares and 1.00% for Institutional Shares. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

*	Institutional class inception was September 15, 2008. Performance for the Institutional class between the inception of the Investor class (November 1, 2007) and September 15, 2008 is based on the Fund’s Investor class, which has a higher expense ratio. Had Institutional Shares been readjusted to reflect the lower expenses, performance shown for this share class would have been higher.

Winslow Green Mutual Funds

Expense Example
For the Six Months Ended June 30, 2009 (Unaudited)

As a shareholder of the Winslow Green Growth Fund or the Winslow Green Solutions Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 – June 30, 2009).

Actual Expenses – The first line of the table below provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. You will be charged a redemption or exchange fee equal to 2.00% of the net amount of the redemption or exchange if you redeem or exchange your shares less than 90 days after you purchase them. Investment Retirement Accounts (IRAs) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These examples are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total

Winslow Green Mutual Funds

Expense Example
For the Six Months Ended June 30, 2009 (Unaudited)

costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	January 1, 2009 –
	January 1, 2009	June 30, 2009	June 30, 2009*

Winslow Green Growth Fund
Investor Class Actual	$1,000	$1,205	$15.99
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,036	$14.76
Institutional Class Actual	$1,000	$1,207	$13.24
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,038	$12.23

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	January 1, 2009 –
	January 1, 2009	June 30, 2009	June 30, 2009*

Winslow Green Solutions Fund
Investor Class Actual	$1,000	$1,125	$13.28
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,038	$12.73
Institutional Class Actual	$1,000	$1,127	$10.63
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,040	$10.20

*	Expenses are equal to the Fund’s expense ratio for the most recent six month period of 1.45% (fees and waivers in effect) for Winslow Green Growth Fund Investor shares, 1.20% (fees and waivers in effect) for Winslow Green Growth Institutional shares and 1.25% (fees and waivers in effect) for Winslow Green Solutions Fund Investor shares, and 1.00% for Winslow Green Solutions Fund Institutional shares (fees and waivers in effect), multiplied by the average account value over the period multiplied by 181/365 (to reflect the six months ended June 30, 2009).

Winslow Green Mutual Funds

Winslow Green Growth Fund
Schedule of Investments
June 30, 2009 (Unaudited)

Shares	Security Description	Value

Common Stock – 102.0%
Clean Energy – Technology – 17.7%
610,000	American Superconductor Corp.(a)	$16,012,500
5,900,000	Capstone Turbine Corp.(a)	4,897,000
915,275	Carmanah Technologies(a)(b)	660,990
321,509	Clean Energy Fules Corp.(a)	2,768,193
550,000	Energy Conversion Devices, Inc.(a)	7,782,500
46,760	First Solar, Inc.(a)	7,580,731
76,618	Infinity Bio-Energy Ltd.(a)(c)(d)	—
620,500	Protonex Technology Corp.(a)(b)	331,775
133,400	SunPower Corp.(a)	3,194,930

		43,228,619

Clean Energy – Generation – 5.6%
1,800,000	Canadian Hydro Developers, Inc.(a)	5,772,256
2,904,000	Nevada Geothermal Power Inc.(a)(b)	1,997,335
512,262	Real Goods Solar Inc.(a)(b)	1,326,759
3,209,835	U.S. Geothermal Inc.(a)(c)	4,557,966

		13,654,316

Environmental Services – 6.8%
614,906	Telvent GIT S.A.(b)	13,325,013
633,000	World Energy Solutions, Inc.(a)(b)(c)	3,333,298

		16,658,311

Green Building Products – 16.7%
1,226,073	Interface, Inc.	7,601,653
1,150,469	Lighting Science Group Corp.(a)(b)	460,188
1,120,400	LSB Industries, Inc.(a)(c)	18,116,868
616,100	Waterfurnace Renewable Energy, Ltd.(b)(c)	14,539,780

		40,718,489

Green Transportation – 1.1%
75,000	Wabtec Corp.	2,412,750
42,905	Westport Innovations Inc.(a)	347,101

		2,759,851

Internet / Software – 4.6%
200,000	Bankrate, Inc.(a)	5,048,000
925,000	Monotype Imaging Holdings, Inc.(a)	6,299,250

		11,347,250

Medical Products – 0.6%
2,195,634	ThermoGenesis Corp.(a)	1,383,249

		1,383,249

Pharmaceuticals – 12.1%
200,000	AMAG Pharmaceuticals, Inc.(a)	10,934,000
2,100,000	Arena Pharmaceutical, Inc.	10,479,000
1,475,000	Repligen Corp.(a)	8,112,500

		29,525,500

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Schedule of Investments (Continued)
June 30, 2009 (Unaudited)

Shares	Security Description	Value

Resource Efficiency – 17.6%
406,775	Chicago Bridge & Iron Co.	$5,044,010
886,181	Horsehead Holding Corp.(a)	6,602,048
136,734	MYR Group Inc.(a)	2,764,761
106,369	RuggedCom Inc.(a)	2,482,843
190,650	Schnitzer Steel Industries	10,077,759
775,000	Sims Metal Management Ltd.	15,980,500

		42,951,921

Sustainable Living – 7.5%
100,000	Chipotle Mexican Grill, Inc.(a)	6,979,000
190,000	Green Mountain Coffee Roasters, Inc.(a)	11,232,800
1,000,000	Organic To Go Food Corp.(a)(b)	80,000

		18,291,800

Water Management – 11.7%
1,766,980	Bioteq Environmental Technologies, Inc.(a)	683,610
954,074	Energy Recovery Inc.(a)	6,754,844
200,000	Lindsay Corp.	6,620,000
550,000	Nalco Holding Co.	9,262,000
1,735,411	Pure Technologies Ltd.(a)(b)	5,371,172

		28,691,626

Total Common Stock (Cost $299,644,171)		249,210,932

Warrants – 0.1%
940,000	Bio-Extraction Inc., Expires 01/29/2010 at $0.40(a)(b)(d)	292,998
379,111	Capstone Turbine Corp., Expires 9/17/2013 at $1.92(a)(d)	—
175,480	Infinity Bio-Energy, Ltd., Expires 5/23/2010 at $5.00(a)(d)	—
615,000	Nova Biosource Fuels, Inc., Expires 12/20/2011 at $2.72(a)(d)	—
147,354	U.S. Geothermal, Inc. 4/24/2010 at $3.00(a)(d)	—

Total Warrants (Cost $380,738)		292,998

Short-Term Investment – 0.9%
2,082,730	Fidelity Institutional Money Portfolio	2,082,730

Total Short-Term Investment (Cost $2,082,730)		2,082,730

Total Investments – 103.0% (Cost $302,107,639)		$251,586,660

Liabilities in Excess of Other Assets – (3.0)%		(7,241,986)

NET ASSETS – 100.0%		$244,344,674

(a)	Non-income producing security.
(b)	A portion of this security is considered illiquid. As of June 30, 2009, the value of these investments was $22,984,169 or 9.4% of total net assets. See Note 2 of the Notes to Financial Statements.
(c)	Affiliated Company as defined by the Investment Company Act of 1940. See Note 6 of the Notes to Financial Statements.
(d)	Securities are fair valued under the supervision of the Board of Trustees. See Note 2 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Schedule of Investments
June 30, 2009 (Unaudited)

PORTFOLIO HOLDINGS
% of Total Investments

Clean Energy – Technology	17.2%
Clean Energy – Generation	5.4%
Environmental Services	6.6%
Green Building Products	16.2%
Green Transportation	1.1%
Internet / Software	4.5%
Medical Products	0.5%
Pharmaceuticals	11.7%
Resource Efficiency	17.1%
Sustainable Living	7.3%
Water Management	11.4%
Warrants	0.1%
Short Term Investments	0.9%

100.0%

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Schedule of Investments
June 30, 2009 (Unaudited)

Shares	Security Description	Value

COMMON STOCK – 95.9%
Clean Energy – Technology – 20.1%
342,343	Capstone Turbine Corp.(a)	$284,144
393,148	Carmanah Technologies(a)	283,922
40,614	Clean Energy Fuels Corp.(a)	349,687
43,706	Energy Conversion Devices, Inc.(a)	618,440
8,087	First Solar, Inc.(a)	1,311,064
28,055	Gamesa Technology Corp.	531,716
4,403	Infinity Bio-Energy, Ltd.(a)(b)	—
16,500	Protonex Technology Corp.(a)	8,822
240,312	SatCon Technology Corp.(a)	432,562
7,004	Solar Millenium(a)	229,919
21,277	Vestas Wind Systems(a)	1,525,097
33,493	Woodward Governor Co.	663,161

		6,238,534

Clean Energy – Generation – 11.7%
28,213	Avista Corp.	502,474
149,186	Canadian Hydro Developers, Inc.(a)	478,411
107,168	EDP Renovaveis SA(a)	1,097,494
29,860	Ormat Technologies Inc.	1,203,657
55,769	Real Goods Solar Inc.(a)	144,442
154,173	U.S. Geothermal Inc.(a)	218,926

		3,645,404

Environmental Services – 8.4%
99,185	Casella Waste Systems Inc.(a)	197,378
5,828	Climate Exchange PLC(a)	82,123
36,735	Covanta Holding Corp.(a)	623,026
72,752	Telvent GIT S.A.	1,576,536
25,315	World Energy Solutions, Inc.(a)	133,306

		2,612,369

Green Building Products – 10.2%
20,472	Acuity Brands Inc.	574,240
71,299	Interface, Inc.	442,054
45,584	Kingspan Group(a)	255,792
43,350	LSB Industries, Inc.(a)	700,970
29,578	Miller Herman Inc.	453,727
31,150	Waterfurnace Renewable Energy, Ltd.	735,131

		3,161,914

Green Transportation – 7.1%
122,233	FirstGroup PLC	719,426
35,193	Wabtec Corp.	1,132,159
42,326	Westport Innovations Inc.(a)	342,417

		2,194,002

Resource Efficiency – 23.0%
18,360	Baldor Electric Company	436,784
15,075	Itron Inc.(a)	830,180
21,133	MYR Group Inc.(a)	427,309

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Schedule of Investments (Continued)
June 30, 2009 (Unaudited)

Shares	Security Description	Value

13,172	Novozymes	$1,069,452
42,928	Quanta Services Inc.(a)	992,924
25,105	Roper Industries Inc.	1,137,508
12,983	RuggedCom Inc.(a)	303,046
5,460	Schnitzer Steel Industries	288,615
79,707	Sims Metal Management Ltd.	1,643,558

		7,129,376

Sustainable Living – 6.4%
8,173	Chipotle Mexican Grill, Inc.(a)	570,394
28,732	United Natural Foods Inc.(a)	754,215
33,995	Whole Foods Market Inc.	645,225

		1,969,834

Water Management – 9.0%
25,131	American Water Works Co., Inc.	480,253
90,693	Bioteq Environmental Technologies, Inc.(a)	35,087
40,118	Energy Recovery Inc.(a)	284,035
70,552	Nalco Holding Co.	1,188,096
8,949	Pentair, Inc.	229,273
190,958	Pure Technologies Ltd.(a)	591,023

		2,807,767

Total Common Stock (Cost $30,604,024)		29,759,200

Warrants – 0.0%
46,742	Capstone Turbine Corp., Expires 9/17/2013 at $1.92(a)(b)	—
2,854	Infinity Bio-Energy, Ltd., Expires 5/23/2010 at $5.00(a)(b)	—
10,500	Nova Biosource Fuels, Inc., Expires 12/20/2011 at $2.72(a)(b)	—
12,000	U.S. Geothermal, Inc. 4/24/2010 at $3.00(a)(b)	—

Total Warrants (Cost $1,427)		—

Short-Term Investment – 4.7%
1,458,705	Fidelity Institutional Money Portfolio	1,458,705

Total Short-Term Investment (Cost $1,458,705)		1,458,705

Total Investments – 100.6% (Cost $32,064,156)		$31,217,905

Liabilities in Excess of Other Assets – (0.6)%		(178,165)

NET ASSETS – 100.0%		$31,039,740

(a)	Non-income producing security.
(b)	Securities are fair valued under the supervision of the Board of Trustees. See Note 2 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Schedule of Investments
June 30, 2009 (Unaudited)

PORTFOLIO HOLDINGS
% of Total Investments

Clean Energy – Technology	20.0%
Clean Energy – Generation	11.7%
Environmental Services	8.4%
Green Building Products	10.1%
Green Transportation	7.0%
Resource Efficiency	22.8%
Sustainable Living	6.3%
Water Management	9.0%
Warrants	0.0%
Short Term Investments	4.7%

100.0%

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

	Winslow Green	Winslow Green
	Growth Fund	Solutions Fund

ASSETS
Investments in securities, market value:
Unaffiliated issuers (cost $255,417,738 and $32,064,156 respectively)	$211,038,748	$31,217,905
Affiliated issuers (cost $46,689,901 and $0, respectively)	40,547,912	—

Total investments, at value	$251,586,660	$31,217,905
Receivables:
Investment securities sold	1,451,582	—
Expense reimbursement from adviser	—	14,832
Fund shares sold	446,622	116,104
Dividends and interest	38,661	6,683
Prepaid expenses	105,920	64,058

Total Assets	253,629,445	31,419,582

LIABILITIES
Payables:
Fund shares redeemed	127,404	349
Investment securities purchased	8,607,538	337,096
Accrued liabilities:
Investment adviser fees (See Note 3)	457,052	—
Administration fees	33,232	8,058
Custody fees	5,962	2,285
Service fee	—	6,651
Fund accounting fees	5,539	2,304
Transfer agent fees	32,390	6,475
Chief Compliance Officer fees	2,036	1,694
Other accrued expenses:	13,618	14,930

Total Liabilities	9,284,771	379,842

NET ASSETS	$244,344,674	$31,039,740

COMPONENTS OF NET ASSETS
Paid-in-capital	$435,550,322	38,634,130
Accumulated net investment loss	(734,620)	(5,040)
Accumulated net realized loss on Investments, Written Options, and Foreign Currency Transactions	(139,950,049)	(6,743,099)
Net unrealized appreciation (depreciation) on:
Investments	(50,520,979)	(846,251)

NET ASSETS	$244,344,674	$31,039,740

COMPUTATION OF NET ASSET VALUE
Investor Shares:
Net Assets	$208,953,320	$25,535,857
Shares Outstanding	19,227,894	4,726,063
Net asset value per share	$10.87	$5.40
Institutional Shares:
Net Assets	$35,391,354	$5,503,883
Shares Outstanding	3,231,564	1,015,069
Net asset value per share	$10.95	$5.42

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Statement of Operations
Six Months Ended June 30, 2009 (Unaudited)

	Winslow Green	Winslow Green
	Growth Fund	Solutions Fund

INVESTMENT INCOME
Dividends from unaffiliated investments (net of dividend withholding tax, $52,946, and $9,578 respectively)	$482,469	$126,429
Dividends from affiliated investments (net of dividend witholding tax, $34,766 and $0 respectively)	197,007	—
Interest income	5,528	6,982
Other income	2,020	1,004

Total Investment Income	687,024	134,415

EXPENSES
Investment advisory fees	896,861	104,948
Service Fee – Investor Shares	215,062	22,718
Transfer agent fees	144,562	45,809
Reports to shareholders	74,907	14,353
Administration fees	59,774	15,866
Blue Sky fees	35,750	25,325
Fund accounting fees	26,888	15,005
Miscellaneous expenses	15,208	21,048
Legal expense	11,674	8,729
Audit fees	11,362	10,248
Custody fees	11,067	6,578
Compliance fees	5,286	4,945
Trustee fees	5,072	2,097
Insurance expense	4,888	679
Interest expense (Note 7)	466	—
Registration fees	406	628

Total Expenses	1,519,233	298,976
Fees waived and reimbursed (Note 3)	(108,425)	(159,644)

Net Expenses	1,410,808	139,332

NET INVESTMENT LOSS	(723,784)	(4,917)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized Loss on:
Investments and foreign currency transactions unaffiliated	(34,184,473)	(3,367,988)
Investments and foreign currency transactions affiliated	(30,447,106)	—
Written Options	(973,696)	—

Net Realized Loss	(65,605,275)	(3,367,988)

Change in Unrealized Appreciation (Depreciation) on:
Investments and foreign currency transactions	106,888,815	7,075,218
Written Options	(143,779)	—

Net Change in Unrealized Depreciation	106,745,036	7,075,218

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	41,139,761	3,707,230

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,415,977	$3,702,313

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Statements of Changes in Net Assets

	Winslow Green		Winslow Green
	Growth Fund		Solutions Fund
	Six Months Ended		Six Months Ended
	June 30, 2009	Year Ended	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008	(Unaudited)	December 31, 2008

OPERATIONS
Net investment loss	$(723,784)	$(2,995,076)	$(4,917)	$(46,650)
Net realized loss on Investments, Written Options and Foreign Currency Transactions	(65,605,275)	(72,923,273)	(3,367,988)	(3,367,821)
Net change in unrealized appreciation (depreciation) on Investments, Written Options, Short Sales and Foreign Currency Translations	106,745,036	(227,105,468)	7,075,218	(9,794,341)

Increase (Decrease) in Net Assets Resulting from Operations	40,415,977	(303,023,817)	3,702,313	(13,208,812)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income on investments
Investor Shares	—	—	—	—
Net realized gain on investments
Investors Shares	—	(2,101,181)	—	(44,610)
Institutional Shares	—	(262,027)	—	(7,747)

Total distributions to shareholders	—	(2,363,208)	—	(52,357)

CAPITAL SHARE TRANSACTIONS
Sale of shares
Investor Shares	25,484,774	172,918,700	10,272,069	23,562,663
Institutional Shares	9,788,026	29,216,946	869,525	4,383,342
Reinvestment of distributions
Investor Shares	—	2,023,299	—	42,654
Institutional Shares	—	251,127	—	7,747
Redemption of shares
Investor Shares	(22,295,283)	(110,008,241)	(1,089,737)	(6,664,886)
Institutional Shares	(1,983,830)	(13,030,927)	(787,992)	(4,390)
Redemption fees
Investor Shares	10,436	93,545	3,834	9,574
Institutional Shares	2,738	13,672	21	87

Increase from Capital Share Transactions	11,006,861	81,478,121	9,267,720	21,336,791

Increase (Decrease) in Net Assets	51,422,838	(223,908,904)	12,970,033	8,075,622
NET ASSETS
Beginning of period/year	192,921,836	416,830,740	18,069,707	9,994,085

End of period/year	$244,344,674	$192,921,836	$31,039,740	$18,069,707

SHARE TRANSACTIONS
Sale of shares
Investor Shares	2,748,273	10,431,566	2,178,171	5,792,263
Institutional Shares	1,076,854	1,728,260	186,701	975,959
Reinvestment of distributions
Investor Shares	—	228,880	—	9,018
Institutional Shares	—	28,248	—	1,635
Redemption of shares
Investor Shares	(2,532,665)	(7,859,535)	(238,199)	(3,969,972)
Institutional Shares	(217,667)	(963,134)	(148,248)	(978)

Increase in Shares	1,074,795	3,594,285	1,978,425	2,807,925

Accumulated net investment loss	$(734,620)	$(10,836)	$(5,040)	$(123)

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Financial Highlights

For a share outstanding throughout each period/year

	Six Months
	Ended
	June 30, 2009		Year Ended December 31,
	(Unaudited)		2008	2007		2006		2005		2004

INVESTOR SHARES
NET ASSET VALUE PER SHARE, Beginning of Period/Year	$9.02		$23.42	$19.85		$17.62		$15.90		$14.41

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.03	)(a)	(0.15)	(0.10	)(a)	(0.23	)(a)	(0.17	)(a)	(0.17	)(a)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	1.88		(14.14)	4.70		2.46		2.09		1.90

Total from Investment Operations	1.85		(14.29)	4.60		2.23		1.92		1.73

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(0.11)	(1.04)		(0.02)		(0.22)		(0.24)

Redemption fees	—	(b)	— (b)	0.01		0.02		0.02		—	(b)

NET ASSET VALUE PER SHARE, End of Period/Year	$10.87		$9.02	$23.42		$19.85		$17.62		$15.90

TOTAL RETURN	20.51	%(c)	(61.01)%	23.47%		12.77%		12.18%		12.09%

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period/year (millions)	$209.0		$171.4	$379.7		$194.4		$152.3		$48.4
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.45	%(d)	1.40%	1.45%		1.45%		1.45%		1.45%
Before fees waived and expenses absorbed	1.56	%(d)	1.43%	1.47%		1.49%		1.69%		1.93%
Ratio of net investment income (loss) to net assets
After fees waived and expenses absorbed	(0.76	)%(d)	(0.92)%	(0.46)%		(1.22)%		(1.02)%		(1.20)%
Before fees waived and expenses absorbed	(0.87	)%(d)	(0.95)%	(0.48)%		(1.26)%		(1.26)%		(1.68)%

PORTFOLIO TURNOVER RATE	43	%(c)	113%	94%		113%		103%		102%

(a)	Calculated using average shares outstanding throughout the period/year.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Growth Fund
Financial Highlights

For a share outstanding throughout each period/year

	Six Months
	Ended		Year Ended			June 6, 2006(a)
	June 30, 2009		December 31			through
	(Unaudited)		2008	2007		December 31, 2006

INSTITUTIONAL SHARES
NET ASSET VALUE PER SHARE, Beginning of Period/Year	$9.07		$23.51	$19.87		$19.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02	)(b)	(0.09)	(0.04	)(b)	(0.11	)(b)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	1.90		(14.25)	4.72		0.42

Total from Investment Operations	1.88		(14.34)	4.68		0.31

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(0.11)	(1.04)		(0.02)

Redemption fees	—	(c)	0.01	—	(c)	0.02

NET ASSET VALUE PER SHARE, End of Period/Year	$10.95		$9.07	$23.51		$19.87

TOTAL RETURN	20.73	%(d)	(60.94)%	23.80%		1.68	%(d)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period/year (millions)	$35.4		$21.5	$37.1		$16.1
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.20	%(e)	1.15%	1.20%		1.20	%(e)
Before fees waived and expenses absorbed	1.31	%(e)	1.18%	1.22%		1.51	%(e)
Ratio of net investment income (loss) to net assets
After fees waived and expenses absorbed	(0.49	)%(e)	(0.67)%	(0.20)%		(1.06	)%(e)
Before fees waived and expenses absorbed	(0.60	)%(e)	(0.70)%	(0.22)%		(1.37	)%(e)

PORTFOLIO TURNOVER RATE	43	%(d)	113%	94%		113	%(d)

(a)	Commencement of operations.
(b)	Calculated using average shares outstanding throughout the period/year.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Financial Highlights

For a share outstanding throughout each period/year

	Six Months
	Ended			November 1, 2007(a)
	June 30, 2009		Year Ended	through
	(Unaudited)		December 31, 2008	December 31, 2007

INVESTOR SHARES
NET ASSET VALUE PER SHARE, Beginning of Period/Year	$4.80		$10.47	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	—	(b)	(0.01)	—	(b)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.60		(5.64)	0.51

Total from Investment Operations	0.60		(5.65)	0.51

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain			(0.02)	(0.04)

Redemption fees	—	(c)	— (c)	—	(c)

NET ASSET VALUE PER SHARE, End of Period/Year	$5.40		$4.80	$10.47

TOTAL RETURN	12.50	%(d)	(54.00)%	5.07	%(d)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (millions)	$25.5		$13.4	$10.0
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.25	%(e)	1.40%	1.45	%(e)
Before fees waived and expenses absorbed	2.61	%(e)	2.93%	5.71	%(e)
Ratio of net investment income (loss) to net assets
After fees waived and expenses absorbed	(0.10	)%(e)	(0.27)%	(0.25	)%(e)
Before fees waived and expenses absorbed	(1.46	)%(e)	(1.80)%	(4.51	)%(e)

PORTFOLIO TURNOVER RATE	33	%(d)	90%	19	%(d)

(a)	Commencement of operations.
(b)	Calculated using average shares outstanding throughout the period/year.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Winslow Green Solutions Fund
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended		September 15, 2008(a)
	June 30, 2009		through
	(Unaudited)		December 31, 2008
INVESTOR SHARES
NET ASSET VALUE PER SHARE, Beginning of Period	$4.81		$7.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	—	(b)	—	(c)
Net realized and unrealized loss on investments and foreign currency transactions	0.61		(2.75)

Total from Investment Operations	0.61		(2.75)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		(0.02)

Redemption fees	—		—	(c)

NET ASSET VALUE PER SHARE, End of Period	$5.42		$4.81

TOTAL RETURN	12.68	%(d)	(36.33	)%(d)

RATIOS/SUPPLEMENTARY DATA:
Net assets, end of period (millions)	$5.5		$4.7
Ratio of expenses to average net assets:
After fees waived and expenses absorbed	1.00	%(e)	1.00	%(e)
Before fees waived and expenses absorbed	2.39	%(e)	5.03	%(e)
Ratio of net investment income (loss) to net assets
After fees waived and expenses absorbed	0.16	%(e)	0.23	%(e)
Before fees waived and expenses absorbed	(1.23	)%(e)	(3.80	)%(e)

PORTFOLIO TURNOVER RATE	33	%(d)	90	%(d)

(a)	Commencement of operations.
(b)	Calculated using average shares outstanding throughout the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Winslow Green Mutual Funds

Notes to Financial Statements
June 30, 2009 (Unaudited)

NOTE 1.	ORGANIZATION

The Winslow Green Growth Fund and the Winslow Green Solutions Fund (the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Winslow Green Growth Fund currently offers two classes of shares: Investor Shares and Institutional Shares. Investors Shares commenced operations on April 1, 2001 and Institutional Shares commenced operations on June 6, 2006. The Winslow Green Solutions Fund currently offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares commenced operations on November 1, 2007 and Institutional Shares commenced operations on September 15, 2008. Both Funds were reorganized into a newly created series of the Trust on May 27, 2008.

For both Funds, each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of The Winslow Green Growth Fund is capital appreciation through environmentally responsible investing. The Winslow Green Growth Fund will invest at least 80% of its net assets, plus borrowings, for investment purposes in equity securities of domestic companies that are environmentally responsible, or “best in class” companies. The investment objective of The Winslow Green Solutions Fund is capital appreciation though investing in companies that provide green solutions.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no

Winslow Green Mutual Funds

Notes to Financial Statements
June 30, 2009 (Unaudited)

trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2009, the Winslow Green Growth Fund held fair valued securities with a market value of $292,998 or 0.1% of total net assets. As of June 30, 2009, the Winslow Green Solutions Fund held fair valued securities with a market value of $0 or 0.0% of total net assets.

FAS 157 – Summary of Fair Value Disclosure at June 30, 2009

The Fund adopted Statement of Financial Accounting Standard no. 157, Fair Value Measurements (“FAS 157”) and FASB Staff Position No. 157-4 (“FSP 157-4”). FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires each fund to classify its securities based on valuation method, using the following levels:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Winslow Green Mutual Funds

Notes to Financial Statements
June 30, 2009 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009:

Winslow Green Growth Fund

	Level 1	Level 2	Level 3		Total

Common Stock
Clean Energy – Technology	$43,228,619	$—	—	(a)	$43,228,619
Clean Energy – Generation	13,654,316	—	—		13,654,316
Environmental Services	16,658,311	—	—		16,658,311
Green Building Products	40,718,489	—	—		40,718,489
Green Transportation	2,759,851	—	—		2,759,851
Internet / Software	11,347,250	—	—		11,347,250
Medical Products	1,383,249	—	—		1,383,249
Pharmaceuticals	29,525,000	—	—		29,525,000
Resource Efficiency	42,951,921	—	—		42,951,921
Sustainable Living	18,291,800	—	—		18,291,800
Water Management	28,691,626	—	—		28,691,626

Total Equity	249,210,932	—	—		249,210,932
Warrants	—	—	292,998		292,998
Short-Term Investments	2,082,730	—	—		2,082,730

Total Investments in Securities	251,293,662	—	292,998		251,586,660

(a)	Security valued at fair value of zero under the supervision of the Board of Trustees.

FAS 157 Level 3 Reconciliation at June 30, 2009

Investments
Description	in Securities

Balance as of December 31, 2008	$—
Transfers into Level 3	23,578
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(23,578)
Net purchases (sales)	292,998

Balance as of June 30, 2009	$292,998

Winslow Green Mutual Funds

Notes to Financial Statements
June 30, 2009 (Unaudited)

Winslow Green Solutions Fund

	Level 1	Level 2	Level 3		Total

Common Stock
Clean Energy – Technology	$6,238,534	$—	—	(a)	$6,238,534
Clean Energy – Generation	3,645,404	—	—		3,645,404
Environmental Services	2,612,369	—	—		2,612,369
Green Building Products	3,161,914	—	—		3,161,914
Green Transportation	2,194,002	—	—		2,194,002
Resource Efficiency	7,129,376	—	—		7,129,376
Sustainable Living	1,969,834	—	—		1,969,834
Water Management	2,807,767	—	—		2,807,767

Total Equity	29,759,200	—	—		29,759,200
Warrants	—	—	—	(a)	—
Short-Term Investments	1,458,705	—	—		1,458,705

Total Investments in Securities	31,217,905	—	—		31,217,905

(a)	Securities valued at fair value of zero under the supervision of the Board of Trustees.

FAS 157 Level 3 Reconciliation at June 30, 2009

Investments
Description	in Securities

Balance as of December 31, 2008	$—
Transfers into Level 3	415
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(415)
Net purchases (sales)	—

Balance as of June 30, 2009	$—

B.	Federal Income Taxes. Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48) requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

Winslow Green Mutual Funds

Notes to Financial Statements
June 30, 2009 (Unaudited)

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of June 30, 2009, open tax years for the Winslow Green Growth Fund include the tax years ended December 31, 2006 through December 31, 2008. As of June 30, 2009, open tax years for the Winslow Green Solutions Fund include the tax years ended December 31, 2007 through December 31, 2008. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year/period ended December 31, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C.	Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined by identified cost. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.	Options Contracts. When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Winslow Green Mutual Funds

Notes to Financial Statements
June 30, 2009 (Unaudited)

The activity in options written during the six months ended June 30, 2009, is as follows:

Winslow Green Growth Fund

		Premiums
	Contracts	Received

Options outstanding, beginning of year	2,655	$395,667
Options written	2,815	726,893
Options exercise	—	—
Options expired	(2,255)	(252,310)
Options closed	(3,215)	(870,250)

Options outstanding, end of year	—	—

F.	Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 2.00% redemption fee and exchange fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Winslow Green Mutual Funds

Notes to Financial Statements
June 30, 2009 (Unaudited)

J.	New Accounting Pronouncements. In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, now derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (SFAS No. 165). The Fund adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated. The Fund has evaluated subsequent events through the issuance of its financial statements on August 28, 2009.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification TM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification will supersede all then-existing non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds have evaluated this new statement, and have determined that it will not have a significant impact on the determination or reporting of the Funds’ financial statements.

K.	Illiquid Securities. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved b the Funds’ board of directors as reflecting fair value. Each fund intends to invest no more than 15% of its net assets in illiquid securities.

At June 30, 2009, the Winslow Green Growth Fund had investments in illiquid securities with a total value of $22,984,169 or 9.4% of total net assets.

	Shares	Dates Acquired	Cost Basis

Bio-Extraction, Inc. (Warrant)	939,980	06/09	$299,992
Carmanah Technologies	143,935	1/09	139,547
Lighting Science Group Corp.	1,073,949	1/08 – 6/08	8,192,993
Nevada Geothermal Power, Inc.	248,720	10/07 – 5/08	248,209
Organic To Go Food Corp.	835,800	10/07 – 12/08	1,358,175
Protonex Technical Corp.	620,480	6/06	975,327
Pure Technologies, Ltd.	1,582,391	9/07 – 7/08	4,258,115
Real Goods Solar, Inc.	57,162	5/08	506,121
Televent GIT S.A.	84,726	10/07 – 11/08	1,970,006
Waterfurnace Renewable Energy, Ltd.	488,400	9/06 – 10/08	10,811,479
World Energy Solutions, Inc.	613,140	7/08 – 8/08	5,533,112

Winslow Green Mutual Funds

Notes to Financial Statements
June 30, 2009 (Unaudited)

NOTE 3. COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Effective March 31, 2009, Brown Advisory Management LLC (“BAMLLC”) entered into an agreement with Winslow Management Company, LLC (“Winslow”), whereby Winslow would become a wholly-owned subsidiary of BAMLLC. BAMLLC is a subsidiary of Brown Advisory Holdings Incorporated (“Brown Holdings”). Brown Holdings has several other SEC-registered investment advisers under its control, including Brown Investment Advisory, Inc. (“Brown Advisory”). As a result of this transaction, Winslow’s investment management team became part of Brown Advisory’s investment management team. The transaction did not result in any change to the Funds’ investment strategies or in the portfolio managers responsible for the day-to-day management of the Funds. At a Board meeting held on March 23, 2009, the Trust’s Board of Trustees (the “Board”) approved an Interim Investment Advisory Agreement with Brown Advisory on behalf of the Winslow Green Mutual Funds (“Interim Advisory Agreement”) so that as of March 31, 2009, Brown Advisory began managing the Funds. The terms of the Interim Advisory Agreement are substantially identical to the terms of the Winslow’s recently terminated investment advisory agreement except for the identity of the investment adviser and the commencement date of the agreement. Additionally, under the Interim Advisory Agreement, management fees earned by Brown Advisory were withheld until shareholder approval for Brown Advisory as the new investment advisor was obtained. The Board also approved a final Investment Advisory Agreement (the “Agreement”) with Brown Advisory (the Advisor) on behalf of the Funds, subject to shareholder approval, which was obtained via shareholder proxy voting subsequent to June 30, 2009.

Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of each Fund. For the six months ended June 30, 2009, The Winslow Green Growth Fund and the Winslow Green Solutions Fund incurred $896,861 and $104,948, respectively, in advisory fees.

The Advisor has contractually agreed to waive its fees and/or reimburse certain Fund expenses through April 30, 2010, to limit its total annual operating expenses as follows:

Winslow Green Growth Fund:	Expense Cap
Investor Class	1.45%
Institutional Class	1.20%
Winslow Green Solutions Fund:
Investor Class	1.25%
Institutional Class	1.00%

Additionally, any fees waived or voluntarily reduced since the Funds’ reorganization into Professionally Managed Portfolios on May 27, 2008 shall be reimbursed by the Funds to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal years does not exceed the applicable limitation of Fund expenses. The Funds must pay their ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustees review and approval prior to the time reimbursement is initiated.

For the six months ended June 30, 2009, the Advisor waived fees and/or paid operating expenses in the amount of $108,425 in fees for the Winslow Green Growth Fund, and $159,644 for the Winslow Green

Winslow Green Mutual Funds

Notes to Financial Statements
June 30, 2009 (Unaudited)

Solutions Fund. The Advisor may recapture portions of the above amounts no later than the date stated below:

	December 31, 2011	December 31, 2012

Winslow Green Growth Fund	$99,518	$108,425
Winslow Green Solutions Fund	163,665	159,644

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rate:

First $250 million	0.06	% of average daily net assets
Next $1 billion	0.04	% of average daily net assets
Balance	0.03	% of average daily net assets
$32,000 minimum per Fund per year

For the six months ended June 30, 2009, the Winslow Green Growth Fund and Winslow Green Solutions Fund incurred administration fees of $59,774 and $15,866, respectively. The officers of the Trust are employees of the USBFS. The Chief Compliance Officer is also an employee of the Administrator.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are affiliates of the Administrator.

Each Fund has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the Funds’ Investor Share classes. Under the Plan, each Fund is authorized to pay the Adviser an annual shareholder servicing fee of 0.25% of average daily net assets. The Adviser uses this fee to finance certain activities relating to servicing and maintaining shareholder accounts. For the six months ended June 30, 2009, the Winslow Green Growth Fund — Investor Class and Winslow Green Solutions Fund — Investor Class incurred $215,062 and $22,718 in shareholder servicing fees, respectively.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the Winslow Green Growth Fund, excluding short-term investments, for the six months ended June 30, 2009, were $101,928,356 and $85,404,616, respectively.

The cost of purchases and proceeds from the sales of securities for the Winslow Green Solutions Fund, excluding short-term investments, for the six months ended June 30, 2009, were $16,000,589 and $7,150,949, respectively.

There were no purchases or sales of U.S. Government obligations for either Fund for the six months ended June 30, 2009.

Winslow Green Mutual Funds

Notes to Financial Statements
June 30, 2009 (Unaudited)

The cost basis of investments for federal income tax purposes at June 30, 2009 was as follows:

	Winslow Green	Winslow Green
	Growth Fund	Solutions Fund

Cost of investments	$303,215,503	$32,263,072

Gross tax unrealized appreciation	34,129,062	3,565,672
Gross tax unrealized depreciation	(85,757,905)	(4,610,839)

Net tax unrealized appreciation/ (depreciation)	(51,628,843)	(1,045,167)

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended June 30, 2009 and the fiscal year ended December 31, 2008 for the Funds were as follows:

The Winslow Green Growth Fund

	June 30, 2009	December 31, 2008

Distributions paid from:
Long-term capital gain	$—	$155,884
Ordinary income	—	2,207,324

The Winslow Green Solutions Fund

	June 30, 2009	December 31, 2008

Distributions paid from:
Long-term capital gain	$—	$11,786
Ordinary income	—	40,571

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2008.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Winslow Green	Winslow Green
	Growth Fund	Solutions Fund

Net tax unrealized appreciation	$(158,769,546)	$(8,120,385)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—

Total distributable earnings	—	—

Other accumulated loss	(72,852,079)	(3,176,318)

Total accumulated earnings	$(231,621,625)	$(11,296,703)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October currency loss, calendar year open straddle losses, mark to market on section 988 contracts in the Winslow Green Growth Fund and post-October currency loss in the Winslow Green Solutions Funds.

Winslow Green Mutual Funds

Notes to Financial Statements
June 30, 2009 (Unaudited)

NOTE 6. INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund. As of June 30, 2009, the market value of all securities of affiliated companies held in the Winslow Green Growth Fund amounted to $40,547,912, representing 16.6% of net assets. For the six months ended June 30, 2009, the Winslow Green Growth Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance				Value
	December 31,			June 30,		Realized	Dividend	June 30,		Acquisition
	2008	Purchases	Sales	2009		Loss	Income	2009		Cost

Basin Water, Inc.	1,347,873	—	1,347,873	—		$(9,092,414)	$—	$—		$9,568,081
Infinity Bio-Energy Ltd.	76,618	—	—	76,618		—	—	—		310,037
LSB Industries, Inc.	1,110,953	9,447	—	1,120,400		—	—	18,116,868		23,907,117
Orbcomm, Inc.	2,137,911	—	2,137,911	—		(13,436,534)	—	—		16,427,155
Real Goods Solar, Inc.	1,109,505	—	597,243	512,262		(4,053,107)	—	1,326,759	ˆ	4,535,641
ThermoGenesis Corp.	3,043,792	—	848,158	2,195,634		(3,076,776)	—	1,383,249	ˆ	7,365,036
U.S. Geothermal, Inc.	3,209,835	—	—	3,209,835		—	—	4,557,966		3,432,139
Waterfurnace Renewable Energy, Ltd.	667,300	—	51,200	616,100		(788,275)	197,007	14,539,780		13,513,528
World Energy Solutions, Inc.	6,330,000	—	—	633,000	*	—	—	3,333,298		5,712,333

*	Change in shares is due to a 1:10 reverse stock split.
ˆ	Not an affiliate as of June 30, 2009.

NOTE 7. CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Winslow Green Growth Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. For the six months ended June 30, 2009, the average interest rate on the outstanding principal amount was 6.20%. Advances are not collateralized by a first lien against the Fund’s assets. During the six months ended June 30, 2009, the Winslow Green Growth Fund had an outstanding average daily loan balance of $14,497. The maximum amount outstanding for the current lending agreement during that period was $824,000. Interest expense amounted to $466 for the Winslow Green Growth Fund. No balance was outstanding on this credit facility as of June 30, 2009.

NOTE 8. SUBSEQUENT EVENTS

Subsequent to the six months ended June 30, 2009, each Fund has adopted a 12b-1 Distribution Plan (the “12b-1 Plan”) on behalf of the Funds’ Investor Share classes. Under the 12b-1 Plan, each Fund is authorized to reimburse the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Funds for costs incurred in the distribution of Investor Class shares. The 12b-1 Plan was approved by shareholders via a proxy vote completed on July 27, 2009. For more information regarding the proxy voting, see the Additional Information section of the Notes.

Winslow Green Mutual Funds

Additional Information (Unaudited)
June 30, 2009

Approval of Investment Advisory Agreement (Unaudited)

At a special meeting held on March 23, 2009, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) approved two agreements with Brown Investment Advisory Incorporated (the “Advisor” or “Brown Advisory”) on behalf of the Winslow Green Growth Fund, and Winslow Green Solutions Fund, (each a “Fund,” and together the “Funds”): (1) an Interim Investment Advisory Agreement under which Brown replaced the prior investment adviser, Winslow Capital Management, LLC (“Winslow”) effective March 31, 2009, and (2) a final investment advisory agreement (“Final Advisory Agreement”) to take effect subject to shareholder approval, which was later obtained at a special shareholder meeting of the Funds held July 27, 2009. The Interim Advisory Agreement and the Final Advisory Agreement are collectively referred to as the “Advisory Agreements”. At the March 23, 2009 Board meeting, the Board received and reviewed substantial information regarding the Funds, Brown and the services provided by Brown to the Funds under the Advisory Agreements. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and its conclusions:

1. The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements. The Trustees discussed the nature, extent and quality of Brown Advisory’s overall services to be provided to the Funds. The Trustees evaluated the quality and stability of the staff committed to those portfolio management responsibilities. The Board considered Winslow’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at Winslow and considered that none of the persons involved in providing services to the Funds were expected to change as a result of the transaction. The Trustees also considered the structure of Brown Advisory’s compliance procedures and the trading capability of Brown Advisory. After reviewing Brown Advisory’s compliance policies and procedures with respect to the Funds, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws. The Trustees evaluated Brown Advisory’s financial condition noting that it appeared to be sufficiently capitalized to operate the Funds. The Trustees considered Brown Advisory’s history, reputation and resources. The Board concluded that Brown Advisory had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Final Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

2. Section 15(f) of the 1940 Act. In considering whether the arrangements between Brown Advisory and the Funds comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of the Section 15(f). Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the Investment Company Act of 1940) of the investment advisor or predecessor advisor. Second, an “unfair burden” must not be imposed upon the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.

The Trustees considered that, consistent with the first condition of Section 15(f), neither Brown Advisory nor the Board was aware of any plans to reconstitute the Board following the change in investment advisor. Thus, at least 75% of the Trustees would not be “interested persons” of Brown Advisory for a period of three years after the change in investment advisor. With respect to the second condition of Section 15(f), Brown Advisory has undertaken to maintain each Fund’s current expense cap for the required 2 year period.

3. Costs of Services Provided and Profits Realized by Brown Advisory. The Trustees examined the fee and expense information for the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Lipper Inc. (“Lipper”). The Trustees also examined the total expense ratio of the Funds relative to the other mutual funds in their respective Lipper category.

Winslow Green Mutual Funds

Additional Information (Unaudited)
June 30, 2009

The Trustees reviewed financial information provided by Brown Advisory, including information concerning its costs in providing services to the Funds and its estimated profitability. The Trustees next considered that the contractual management fees. The Trustees examined the total expense ratios, and considered the addition of new Rule 12b-1 fees. The Trustees discussed the advantages and disadvantages of possibly removing the existing shareholder servicing fees or introducing a combination of both types of fees for the Funds. The Trustees noted that although the Funds’ total expense ratio was increasing with the addition of the Rule 12b-1 fee, the Funds’ net expense ratio was not going to increase from current levels for at least two years. The Trustees acknowledged that there was no assurance that the expense cap would remain in place beyond the two-year period. The Trustees also considered the fact that, should the Funds’ expenses ever fall below the current contractual expense limitation, Brown Advisory would be entitled to recoup the additional amounts it paid in to limit the Funds expense ratio to the expense caps.

Based on the information provided, the Trustees concluded that the amount of advisory fees that the Funds currently pay, and will pay under the Final Advisory Agreement, to Brown Advisory is reasonable in light of the nature and quality of the services provided.

4. The Funds’ historical year-to-date performance and the overall performance of the Funds. The Trustees discussed the performance of the Funds, noting the Funds had experienced poor performance in recent periods, which had effected both its short term and long term performance record. In considering performance, the Trustees also considered the performance history with respect to the previous portfolios of the Forum Funds and the fact that the Funds had experienced more favorable relative performance prior to the recent months. The Board also noted that the Funds were subject to certain social investment criteria, which may limit their investment opportunities relative to their peer group. The Board determined that the Funds’ recent period of underperformance was not a reason not to approve the Final Advisory Agreement at this time.

5. Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the proposed Final Advisory Agreement, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Funds’ assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Funds’ shareholders. The Trustees determined that the fee schedule in the Final Advisory Agreement is reasonable and appropriate and that breakpoints in the fee schedule are unnecessary based on the current level of the Funds’ assets.

6. Other Benefits to Brown Advisory. The Trustees considered any fall-out benefits to Brown Advisory, noting that Brown Advisory did not intend to use its affiliated broker-dealer to perform trading for the Funds. The Trustees further noted that they were not considering any change in the Funds’ custody arrangements at this time.

No single factor was determinative of the Board’s decision to approve the Final Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with Brown Advisory, including the advisory fee, were fair and reasonable. The Board therefore determined that the Final Advisory Agreement would be in the best interests of the Funds and their shareholders.

Subsequent Event:  At a shareholder meeting of the Funds held July 27, 2009, Fund shareholders approved the Final Advisory Agreement with Brown Advisory and the Rule 12b-1 Plan for the Funds. Accordingly, effective July 27, 2009, Brown Advisory is the shareholder-approved investment advisor to the Funds; and the Investor Class Shares of the Funds began imposing a Rule 12b-1 fee of up to 0.25% of Investor Class shares’ average daily net assets.

Winslow Green Mutual Funds

Additional Information (Unaudited)
June 30, 2009

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling (888) 314-9049 and on the SEC’s website at www.sec.gov. The Funds’ proxy voting records for the period of July 1, 2008 through June 30, 2009 is available, without charge and upon request, by calling (888) 314-9049 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. the Funds’ Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202)551-8090.

Investment Advisory Agreement

At a special meeting of the shareholders held on July 27, 2009, the Funds’ shareholders approved Brown Investment Advisory Incorporated as the Funds’ Investment Advisor. At the meeting, shareholders approved the proposal as follows:

	For	Against	Abstain

Winslow Green Growth Fund	9,811,354	283,990	1,279,167
Winslow Green Solutions Fund	2,964,452	33,092	215,910

12b-1 Distribution Plan

At a special meeting of the shareholders held on July 27, 2009, the Funds’ Investor Class shareholders approved the adoption of a 12b-1 Distribution Plan of up to 0.25% of the average daily net assets of Investor Class Shares. At the meeting, shareholders approved the proposal as follows:

	For	Against	Abstain

Winslow Green Growth Fund	7,291,132	1,251,776	1,318,878
Winslow Green Solutions Fund	1,638,438	187,809	249,488

Winslow Green Mutual Funds

Notes

WINSLOW
Green Mutual Funds

Investment Adviser
Brown Investment Advisory, Inc.
901 South Bond Street, Suite 400
Baltimore, MD 21231

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(888) 314-9049

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
77 E. 55th Street, Floor 15
New York, NY 10022

Winslow Green Growth Fund – Investor Shares
Symbol – WGGFX
CUSIP – 742935273

Winslow Green Growth Fund – Institutional Shares
Symbol – WGGIX
CUSIP – 742935265

Winslow Green Solutions Fund – Investor Shares
Symbol – WGSLX
CUSIP – 742935257

Winslow Green Solutions Fund – Institutional Shares
Symbol – WGSIX
CUSIP – 742935240

Printed with vegetable-based inks
127-SAR-0609

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)*	/s/ Robert M. Slotky Robert M. Slotky, President

Date September 4, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert M. Slotky Robert M. Slotky, President

Date September 4, 2009

By (Signature and Title)*	/s/ Eric W. Falkeis Eric W. Falkeis, Treasurer

Date September 2, 2009

*	Print the name and title of each signing officer under his or her signature.
Winslow Green Mutual Funds 6.30.09 N-CSR